MFS SERIES TRUST I

                           CERTIFICATION OF AMENDMENT

                           TO THE DECLARATION OF TRUST

                             TERMINATION OF CLASSES

         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated as of December 16, 2004, as amended (the "Declaration"), of MFS Series Trust I (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that class 529A, 529B and 529C shares of MFS Strategic Growth Fund, a series of the Trust, have been terminated.

         IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of March 30, 2007, and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

Robert E. Butler________

Robert E. Butler
804 addressStreetW. Park Avenue
State College PA  16803

CityplaceLawrence H. Cohn______

CityplaceLawrence H. Cohn
addressStreet45 Singletree Road
Chestnut Hill MA  02467

David H. Gunning_______

PersonNameDavid H. Gunning
addressStreet2571 N. Park Blvd.
CityplaceCleveland Heights StateOH  PostalCode44106

William R. Gutow________

William R. Gutow
3 Rue Dulac

CityplaceDallas StateTX  PostalCode75230

Michael Hegarty_________

Michael Hegarty

addressStreet177 Old Briarcliff Road
Briarcliff CityplaceManor StateNY  PostalCode10510

J. Atwood Ives___________

PersonNameJ. Atwood Ives
addressStreet17 West Cedar Street
CityplaceBoston StateMA  PostalCode02108

Robert J. Manning________

Robert J. Manning
addressStreet13 Rockyledge Road

Swampscott MA  01907

CityplaceLawrence T. Perera_______

CityplaceLawrence T. Perera
addressStreet18 Marlborough Street
CityplaceBoston StateMA  PostalCode02116

Robert C. Pozen__________

Robert C. Pozen
addressStreet9 Arlington Street
CityplaceBoston StateMA PostalCode02116

J. Dale Sherratt___________

J. Dale Sherratt
addressStreet86 Farm Road
Sherborn MA  01770

Laurie J. Thomsen_________

Laurie J. Thomsen
addressStreet235 Nashawtuc Road
CityplaceConcord StateMA PostalCode01742

Robert W. Uek____________

Robert W. Uek
536 Tierra Mar Lane

CityplaceNaples StateFL  PostalCode34108


108133

                                SUB-ITEM 77Q1(a)

         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended, (the "Declaration"), of MFS Series Trust I (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Strategic Growth Fund, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of June 22, 2007, and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.



Robert E. Butler________

Robert E. Butler
804 addressStreetW. Park Avenue
State College PA  16803

CityplaceLawrence H. Cohn______

CityplaceLawrence H. Cohn
addressStreet45 Singletree Road
Chestnut Hill MA  02467

David H. Gunning_______

PersonNameDavid H. Gunning
addressStreet2571 N. Park Blvd.
CityplaceCleveland Heights StateOH  PostalCode44106

William R. Gutow________

William R. Gutow
3 Rue Dulac

CityplaceDallas StateTX  PostalCode75230

Michael Hegarty_________

Michael Hegarty

addressStreet177 Old Briarcliff Road
Briarcliff CityplaceManor StateNY  PostalCode10510

J. Atwood Ives___________

PersonNameJ. Atwood Ives
addressStreet17 West Cedar Street
CityplaceBoston StateMA  PostalCode02108

Robert J. Manning________

Robert J. Manning
addressStreet13 Rockyledge Road

Swampscott MA  01907

CityplaceLawrence T. Perera_______

CityplaceLawrence T. Perera
addressStreet18 Marlborough Street
CityplaceBoston StateMA  PostalCode02116

Robert C. Pozen__________

Robert C. Pozen
addressStreet9 Arlington Street
CityplaceBoston StateMA PostalCode02116

J. Dale Sherratt___________

J. Dale Sherratt
addressStreet86 Farm Road
Sherborn MA  01770

Laurie J. Thomsen_________

Laurie J. Thomsen
addressStreet235 Nashawtuc Road
CityplaceConcord StateMA PostalCode01742

Robert W. Uek____________

Robert W. Uek
536 Tierra Mar Lane

CityplaceNaples PostalCodeFL  PostalCode34108





                                SUB-ITEM 77Q1(a)

Appendix A, dated July 24, 2007, to the Master Amended and Restated By-Laws for MFS Series Trust I, dated January 1, 2002 as revised June 23, 2004, and the Master Amended and Restated By-Laws for MFS Series Trust I, dated January 1,
2002 as revised June 23, 2004 and August 22, 2007, are contained in Post-Effective Amendment No 28 to the Registration Statement of MFS Series Trust XV (File Nos. 2-96738 and 811-4253), as filed with the Securities and Exchange Commission via EDGAR on August 24, 2007, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.